UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 8, 2022

Tellurian Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-5507	06-0842255
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 Louisiana Street, Suite 3100, Houston, TX	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(832) 962-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	TELL	NYSE American LLC

8.25% Senior Notes due 2028	TELZ	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 8, 2022, Tellurian Inc. (“Tellurian” or the “Company”) held its 2022 annual meeting of stockholders (the “Annual Meeting”). Holders of 568,227,494 shares of Tellurian common stock and 6,123,782 shares of Tellurian preferred stock issued and outstanding at the close of business on the record date of April 25, 2022 were entitled to vote at the Annual Meeting, of which 397,747,708 shares of Tellurian common stock or preferred stock, or approximately 69.3% of those entitled to vote, were represented in person or by proxy at the Annual Meeting. No management presentation was made at the Annual Meeting.

The certified results of the matters voted upon at the Annual Meeting, which are more fully described in the Company’s proxy statement for the Annual Meeting, are as follows:

Proposal 1 – Election of Directors

Each of Charif Souki, Brooke A. Peterson and Don A. Turkleson were elected to the board of directors of Tellurian to hold office until the 2025 annual meeting of stockholders and his successor is duly elected and qualified.

Charif Souki

For	Against	Abstain	Broker Non-Votes
246,124,433	31,179,097	713,715	119,730,463

Brooke A. Peterson

For	Against	Abstain	Broker Non-Votes
237,779,105	37,785,395	2,452,745	119,730,463

Don A. Turkleson

For	Against	Abstain	Broker Non-Votes
195,775,765	80,166,726	2,074,754	119,730,463

Proposal 2 – To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was ratified.

For	Against	Abstain
391,688,179	3,053,199	3,006,330

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELLURIAN INC.

Date: June 8, 2022	By:	/s/ L. Kian Granmayeh
	Name:	L. Kian Granmayeh
	Title:	Executive Vice President and Chief Financial Officer